Exhibit 99.2

Oct 2026 Developing Innovative Cardiometabolic Therapies Globally STRICTLY CONFIDENTIAL

2 Disclaimer (1/2) This presentation (together with oral statements made in connection herewith, this "Presentation") is provided for informational purposes only. This Presentation has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Corxel Pharmaceuticals, Inc. ("Corxel" or the "Company") and Amanat Acquisition Corp ("AMAN") (such business combination, the "Proposed Business Combination"), and the related transactions, including a potential investment in the post-closing combined company (the "Proposed PIPE Investment" and, together with the Proposed Business Combination, the "Proposed Transactions"), and for no other purpose. By accepting, reviewing or reading this Presentation, you will be deemed to have agreed to the obligations and restrictions set out below. The proposed terms of the Proposed Transactions reflected in the Presentation are indicative, non-binding, and proposed by Corxel and AMAN. Any and all terms remain subject to further discussion, negotiation, and change. This Presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, or a recommendation to purchase, any securities, in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Proposed Business Combination or any related transactions, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. This Presentation does not constitute either advice or a recommendation regarding any securities. Neither the U.S. Securities and Exchange Commission (the "SEC") nor any securities commission of any other U.S. or non-U.S. jurisdiction has approved or disapproved of the securities or of the Proposed Business Combination contemplated hereby or determined that this Presentation is truthful or complete. Any representation to the contrary is a criminal offense. 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By accepting this Presentation, you acknowledge and agree that all of the information contained herein or disclosed orally in connection with this Presentation is confidential, that you will not distribute, disclose or use such information for any purpose other than for the purpose of your firm's participation in the Proposed PIPE Investment, that you will not distribute, disclose or use such information in any way detrimental to Corxel or AMAN, and that you will return to Corxel and AMAN, delete or destroy this Presentation upon request. No representations or warranties, express or implied, are given in, or in respect of, this Presentation or with respect to the accuracy, completeness or reliability of the information contained in this Presentation. To the fullest extent permitted by law, in no circumstances will AMAN, Corxel, any bank serving as a placement agent in the Proposed PIPE Investment ("Placement Agents") or any of their respective subsidiaries, security holders, affiliates, representatives, partners, directors, officers, employees, advisers, or agents be responsible or liable for any direct, indirect, or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Corxel's forward-looking statements related to the success, cost and timing of product candidate development activities, including timing of initiation, completion and data readouts for clinical trials and the potential approval and regulatory filing of its product candidates, and the size and growth potential of the markets for Corxel's product candidates are based upon, but not limited to, third-party research and Corxel's experience in the industry. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Corxel or the Proposed Transactions. Viewers of this Presentation should each make their own evaluation of Corxel and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. Nothing contained herein shall be deemed advice or a recommendation to any party to enter into any transaction or take any course of action. You are also reminded that the United States securities laws restrict persons with material non-public information about a company obtained directly or indirectly from Corxel from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information. Participants in the Solicitation In connection with the Proposed Business Combination, AMAN and Corxel intend to prepare and file with the SEC a registration statement containing a preliminary proxy statement of AMAN and a preliminary prospectus with respect to securities to be offered in the Proposed Business Combination. After the registration statement is declared effective, AMAN will mail a definitive proxy statement/prospectus relating to the Proposed Business Combination to its shareholders as of a record date to be established for voting on the Proposed Business Combination. Shareholders and other interested persons are urged to read these documents and any amendments thereto, as well as any other relevant documents filed with the SEC when they become available because they will contain important information about AMAN, Corxel and the Proposed Business Combination. Shareholders will also be able to obtain free copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, once available, without charge, at the SEC's website located at www.sec.gov, or by directing a request to Amanat Acquisition Corp, 153 Central Avenue, C/O 56, Westfield, New Jersey 07090. AMAN, Corxel, and their respective directors and executive officers may be deemed to be participants in the solicitations of proxies from AMAN's shareholders with respect to the Proposed Business Combination and the other matters set forth in the registration statement. Information regarding AMAN's directors and executive officers and a description of their interests in AMAN are contained in AMAN's prospectus dated May 18, 2026, filed with the SEC pursuant to Rule 424(b)(4), in connection with AMAN's initial public offering on the registration statement on Form S-1 (333-295170), which was declared effective by the SEC on May 19, 2026, and is available free of charge at the SEC's website located at www.sec.gov, or by directing a request to Amanat Acquisition Corp, 153 Central Avenue, C/O 56, Westfield, New Jersey 07090. Additional information regarding the interests of such participants in the proxy solicitation and a description of their direct and indirect interests will be contained in the proxy statement/prospectus relating to the Proposed Business Combination when it becomes available. This Presentation is not a substitute for the registration statement or for any other document that AMAN and Corxel may file with the SEC in connection with the Proposed Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of other documents filed with the SEC by AMAN, without charge, at the SEC's website located at www.sec.gov.

3 Disclaimer (2/2) Forward-Looking Statements Certain statements included in this Presentation that are not historical facts are forward-looking statements. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook" and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity; expectations and timing related to the success, cost and timing of product development activities, including the initiation, timing, progress and results of Corxel's clinical trials for CX11 and CX12, including their respective development plans and strategies; the initiation, timing, progress and results of preclinical studies and clinical trials for any future product candidates, including their respective product development plans and strategies; the timing, scope and costs involved in obtaining and maintaining regulatory approval for CX11, CX12 and any future product candidates that Corxel may identify or develop; expectations regarding future events under collaboration and licensing agreements, including potential future payments, as well as Corxel's plans and strategies for entering into further collaboration and licensing agreements; expectations regarding any strategic transactions Corxel may enter into for its clinical programs; the potential benefits and market opportunity for Corxel's product candidates; expectations regarding the size, scope and design of clinical trials; Corxel's manufacturing, commercialization and marketing plans and strategies; Corxel's plans to hire additional personnel and Corxel's ability to attract and retain such personnel; Corxel's estimates of the number of patients who suffer from the diseases it is targeting and potential growth in Corxel's target markets; Corxel's expectations regarding the approval and use of its product candidates; Corxel's competitive position and the development and impact of competing therapies that are or may become available; the size and growth potential of the markets for Corxel's product candidates; Corxel's ability to discover and develop additional product candidates and to advance such product candidates into, and successfully complete, clinical trials; financing and other business milestones; potential benefits of the Proposed Transactions; and expectations relating to the Proposed Transactions, including the use of proceeds of the Proposed PIPE Investment and Corxel's expected cash runway. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Corxel's and AMAN's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of Corxel and AMAN. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely enter into definitive agreements with respect to the Proposed Transactions or consummate the Proposed Transactions, including the risk that any regulatory approvals (including in the United States, China and other applicable jurisdictions) are not obtained, are delayed or are subject to unanticipated conditions (such as any SEC statements or enforcements or other actions relating to SPACs) that could adversely affect the combined company or the expected benefits of the Proposed Transactions, or the risk that the approval of the stockholders of AMAN or Corxel is not obtained; failure to realize the anticipated benefits of the Proposed Transactions; matters discovered by AMAN or Corxel as they complete their respective due diligence investigations of each other; risks related to the approval and regulatory filing of Corxel's product candidates, including CX11 and CX12, and the timing of expected regulatory and business milestones; ability to negotiate definitive contractual arrangements with potential customers and partners; the impact of competitive products and programs; ability to obtain sufficient supply of materials; ability to obtain additional financing; ability to attract and retain qualified personnel; global economic and political conditions; legal and regulatory changes; the outcome of any legal proceedings that may be instituted against AMAN or Corxel related to the Proposed Business Combination; the effects of competition on Corxel's future business; the amount of redemption requests made by AMAN's public shareholders; and those factors discussed in documents AMAN has filed or will file with the SEC, together with the risks described in the document entitled "Risk Factors" that has been made available to interested parties concurrent with this Presentation and also set forth in the sections entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in AMAN's prospectus dated May 18, 2026 relating to its initial public offering, and in those documents that AMAN has filed, or will file, with the SEC. Additional risks are described in the document entitled "Risk Factors" that has been made available to interested parties concurrent with this Presentation. If any of these risks materialize or AMAN's or Corxel's assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither AMAN nor Corxel presently knows or that AMAN and Corxel currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect AMAN's and Corxel's expectations, plans, or forecasts of future events and views as of the date of this Presentation and are qualified in their entirety by reference to the cautionary statements herein. AMAN and Corxel anticipate that subsequent events and developments will cause AMAN's and Corxel's assessments to change. These forward-looking statements should not be relied upon as representing AMAN's and Corxel's assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither AMAN nor Corxel nor any of their respective affiliates undertakes any obligation to update these forward-looking statements, except as required by law. Images This Presentation includes images and diagrams of biological mechanisms, cellular reactions, and physiological processes related to cardiometabolic disease and Corxel's product candidates. All such images and diagrams are for illustrative purposes only. Such images and diagrams should not be relied upon or construed by investors as an indication or assurance that such biological reactions or therapeutic outcomes have already taken place or will take place in the future. Market Data and Other Information This Presentation discusses market trends that Corxel's leadership team believes will impact the development and success of Corxel based on its understanding of the market. The information contained herein is being presented by AMAN and Corxel and has not been prepared or independently verified by the Placement Agents. Certain information contained in this Presentation relates to or is based on third-party studies, publications, surveys and AMAN and Corxel's own internal estimates and research, which are derived from the respective views of internal sources as well as independent sources. Neither Corxel nor AMAN has independently verified the data obtained from third-party sources or can assure you of the reasonableness of any assumptions used by these sources or the data's accuracy or completeness. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while AMAN and Corxel believe their internal research is reliable and have included it in good faith, such research has not been verified by any independent source and AMAN and Corxel neither guarantee nor make any representation or warranty, express or implied, as to its accuracy or completeness. This Presentation contains preliminary information only, is subject to change at any time and is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with AMAN and Corxel. Neither AMAN nor Corxel assumes any obligation whatsoever to update the information in this Presentation. Trademarks This Presentation contains trademarks, service marks, trade names, and copyrights that are the property of AMAN, Corxel, and other companies. The use or display of third parties' trademarks, service marks, trade names or products in this Presentation is not intended to imply, and does not imply, a relationship with AMAN or Corxel, an endorsement or sponsorship by or of AMAN or Corxel or a guarantee that AMAN or Corxel will work or will continue to work with such third parties. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that AMAN or Corxel will not assert, to the fullest extent permitted under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

Proven Team with Strong Global Pharma and Biotech Experience 4 Kevin Xie, PhD CFO • Former CFO at Gracell; • Former President of Healthcare Holdings at Fosun Group; • Former PM at Scopia Capital and Great Point Bo Liang, MD, PhD CMO • Former SVP of Clinical Development -Metabolic Therapy at Hengrui; • Former Senior Director and acting VP at Novo Nordisk A/S Leadership Team's Previous Company Experiences Include: Eddy Liu, PhD SVP, Head of Regulatory Affairs • Former VP and Head of Regulatory Affairs at Miltenyi Biomedicine • Multiple senior regulatory roles at Idorsia, LEO Pharma, and Novartis/Sandoz Roman Cailleteau, MD VP, Head of Clinical Development • Former Senior Director, Medical & Translational Science at Novo Nordisk A/S Susan Arnold , PhD VP, Program Head • Former SVP of Technical Operations at PhaseBio Pharmaceuticals

Advancing Leading Potential Treatments for Cardiometabolic Conditions 5 Diverse pipeline of late-stage clinical and preclinical programs with differentiated profiles for validated therapeutic targets designed to create potential best-in-class treatments for cardiometabolic conditions Lead product candidate – CX11 – oral small molecule GLP-1 candidate for obesity and T2D supported by favorable Phase 2 data in United States and Phase 3 data in China(1) In-house developed candidate - CX12 – oral small molecule amylin receptor agonist; IND-enabling studies ongoing with IND submission targeted in 1H 2027 T2D: type-2 diabetes 1. Phase 2 trial in the United States has been completed by Corxel (NCT07011797). Phase 3 trial in China has been completed by Vincentage (NCT06939296). Backed by Strong Private Round Investors

Global Assets with Near-Term Clinical Data in Obesity and T2DM

		RESEARCH	PRE-CLINICAL	PHASE 1	PHASE 2	PHASE 3	CORXEL RIGHTS	NEXT ANTICIPATED MILESTONE
OBESITY / OVERWEIGHT, T2DM								
CX11 (1)	Oral small molecule GLP-1 RA	Obesity w/o T2DM					Global ex-China	Ph3 initiation 1H '27
		Obesity high dose P1b study						P1b high dose topline 1H '27
		T2DM						Ph2 T2DM topline expected 1H '27
CX12	Oral small molecule amylin RA	IND enabling					Global	IND submission planned 1H '27
Additional small molecule programs	Undisclosed						Global	

RA: receptor agonists; T2DM: type-2 diabetes mellitus

1. Vincentage is developing CX11 under the program name VCT220 in China. Vincentage has reported positive topline results of the Phase 3 registrational trial in China in May 2026, and announced submission of a New Drug Application (NDA) for VCT220 for weight management to China's National Medical Products Administration (NMPA) in July 2026

CORXEL

6

CX11 Transforming the Oral GLP-1 RA Landscape

Obesity Treatment is Trending to Oral Solutions — and Still Wide Open

Category remains underpenetrated with need for treatments to combine efficacy, tolerability, and scalability

GLP1 Market's Unprecedented Growth

novo nordisk
Semaglutide
$36.1 Bn[1]

Lilly
Tirzepatide
$36.5 Bn[2]


+$100 Bn
>$70 bn
$160-170 bn3 worldwide sales
2025
2034

Oral GLP-1 Are Seeing Increased Demand

- Oral Wegovy launch has seen ***extraordinary demand***[4]
- Oral pills are projected to ***capture over 1/3 of GLP-1 obesity market***[5]
- Oral GLP-1s are more likely to be preferred by primary care providers rather than ***endocrinologist specialists***[6]

Opportunity remains for next-generation products that could offer more refined efficacy–tolerability–convenience balance:

Excellent Clinical Effectiveness	Improved Tolerability & Treatment Persistence	Simplified Manufacturing & Production Scalability	Easy to Combine with Other Therapeutic Approaches

1. Novo Nordisk 2025 financial report. Exchange rate applied as of Feb 4, 2026 since Novo Nordisk reported earning in Danish kroners.
2. Eli Lilly 2025 financial report
3. Visible Alpha Consensus estimates as of May 2025
4. IQVIA TRx
5. Reuters
6. KOL interviews

CORXEL

8

CX11: A Potential "Best-in-Class" Oral Small Molecule GLP-1 RA

Differentiated product candidate, ready for Ph3 initiation in Q1 2027[1]

Efficacy data benchmarked against Foundayo™



CX11
CX11
Foundayo™
Least Squares Mean Change (%)
0
-2
-4
-6
-8
-10
-12
-14
-11.5%
(36 weeks)³
-12.4%
(52 weeks)⁴
-12.4%
(72 weeks)⁵

Established manufacturing with low COGS & flexibility-for-combination

1. Attributing to the simple API synthesis & manufacturing process, est. COGS at maintenance dose is on par with Foundayo™
2. Global supply chain is already established and ready to support Ph3 & registrations

CX11 patient exposure exceeded 1,500 individuals across all studies completed by Sep 2026

Generally favorable safety profile and GI-tolerability

1. U.S. Ph2 showed a 5% discontinuation rate due to GI-AEs. No hepatic safety signal observed to date
2. Markedly lower vomiting incident rate observed across dose cohorts in U.S. Ph2 vs. oral GLP-1 RAs[2]



11%
34%
33%
34%
Nausea
4%
12%
14%
16%
Vomiting
2%
10%
6%
12%
Diarrhea
4%
8%
10%
2%
Constipation
Placebo
160mg
200mg Slow
200mg Fast

Path to launch in 2030-31, and unlock 10+ yrs of exclusivity in major markets[6]

1. On track to initiate global Ph3 trials in Q1'27
2. Short dose titration period expected to help accelerate the trials to support NDA submissions by 2029[1]
3. IP exclusivity through 2041 via COM[6] and 2044 via polymorph patent

1. Target timeline estimated based on planned EOP2 interaction with FDA and subject to feedback from regulatory authorities
2. No head-to-head clinical trials have been conducted. Differences exist between trial designs and subject characteristics, and strong caution should be exercised when comparing data across unrelated studies.
3. Efficacy result from U.S. Ph2 (efficacy estimand) at Week 36: 10.3% - 11.5% weight loss across 160mg, 200mg Slow and 200mg Fast cohorts
4. Efficacy result from China Ph3 (efficacy estimand) at Week 52: 12.2%-12.4% weight loss across 120mg and 160mg cohorts. Mean BMI dropped below 28.0kg/m2 at week 52
5. Source: Wharton 2025 NEJM Orforglipron data
6. Compound patent granted in US, EU, JP, etc.

CORXEL 9

CX11 Offers Potential for Manufacturing Scalability With Low COGS and Combination Use

Lowest-in-class COGS

- Manufacturing cost on par with Foundayo™
- Potentially lowest-in-class COGS among oral GLP-1 RAs in development

Simple, scalable chemistry

- CX11 has a simple chemical process for manufacturing
- Simple, optimized and established manufacturing ready for registration trial

Combination-ready

- Potential easiness and flexibility for combination use[1]

CORXEL — CX11

- **Only 1 chiral center**
- **Dry granulation formulation**



O
(S)
F
N
N
O
N
O
OH
Cl

CX11 API Manufacturing:

- 10 linear steps, utilizing ***6 commercially available*** and cost-efficient building blocks, with overall high yield
- Scalable due to purification method based on ***crystallization***
- ***Limited CAPEX*** on manufacturing as suitable manufacturing setup is ready with a large number of CDMOs

CX11 Drug Product:

- Tablet manufactured by dry granulation process with ***high drug loading***
- ***Does not require*** complex processes like amorphous solid dispersion (ASD) or sterile fill & finish
- ***Providing flexibility*** to potentially combine with other oral small molecule drugs

1. CX11 has not yet been evaluated in combination with other approved or investigational products

CORXEL 10

CX11 U.S. Phase 2 Obesity Trial Design



Obesity Patients
BMI ≥30 kg/m² or 30 kg/m² > BMI ≥27 kg/m² with at least 1 weight-related comorbidity
Screening
Randomization N=250, 1:1:1:1:1
Placebo QD - N=50
CX11 QD - N=200
Safety follow up (2 weeks)
w0
w2
w4
w6
w8
w10
w12
w16
w26
w36
Dosing continued
Dosing continued
Cohort 1 120 mg N=50
20mg
40mg
80mg
120mg
Cohort 2 160 mg N=50
20mg
40mg
80mg
120mg
160mg
Cohort 3 200 mg fast N=50
20mg
40mg
80mg
120mg
160mg
200mg
Cohort 4 200 mg slow N=50
40mg
80mg
120mg
160mg
200mg
End of Treatment at w36

Aligned patient baseline with comparable U.S. trials (higher BMI and higher % of females)

- Average baseline body weight: **98.2 kg**
- Average baseline BMI: **35.8 kg/m²**
- Female participants: **67.9 %**

Increased dose levels (200 mg cohort) with slower titration (2 or 4 weeks) to further enhance weight loss and tolerability profile

CORXEL

BMI, body mass index; QD, once daily

11

12 CX11 US Ph2 Baseline Characteristics CX11 US Ph2 Orfor Ph3 (ATTAIN-1) 2025 Wharton Aleni Ph2b (ACCESS) Aleni Ph2b (ACCESS II) Dose Cohort 120 mg 160 mg 200 mg slow 200 mg fast Placebo 12 mg 36 mg Placebo 45 mg 90 mg 120 mg Placebo 120- 240 mg Placebo Sample Size N=51 N=50 N=49 N=50 N=46 N=725 N=730 N=949 N=45 N=65 N=63 N=56 N=61 N=12 Body Weight (mean, kg) 97.7 100.1 96.8 96.8 99.8 102.2 103.1 103.9 115.6 117.9 113.1 112.3 116.2 104.3 BMI (mean, kg/m2) 35.7 36.0 35.7 35.4 36.3 36.7 36.9 37.1 39.7 39.8 39.0 39.4 39.9 36.8 Female % 69% 68% 67% 68% 67% 64% 64% 64% 56% 54% 55% 54% 62.3% 66.7% Source: Wharton 2023, 2025 NEJM Orforglipron data, GPCR ACCESS presentation For illustrative purposes only, and not a head-to-head trial. You should not place undue reliance on this comparison as actual results may materially differ. Differences exist between trial designs and subject characteristics, and strong caution should be exercised when comparing data across unrelated studies.

1. Analysis include all randomized subjects, excluding subjects with early treatment discontinuation (EOT), protocol deviations affecting efficacy, major non-compliance (e.g., consecutive IP interruption ≥2 weeks or IP compliance rate <95%). 13 CX11 Observed to Deliver Weight Loss Effects Across all Doses in US Ph2 Trial Least Squares Mean Change (%) -3.1 -9.3 -11.5 -10.9 -10.3 -16 -14 -12 -10 -8 -6 -4 -2 0 W0 W2 W4 W6 W8 W10 W12 W14 W16 W18 W20 W22 W24 W26 W28 W30 W32 W34 W36 pbo 120 mg 160 mg 200 mg slow 200 mg fast Weight-Loss (%) Over Time (efficacy estimand1) 1 Durable effects Weight loss continued through W36 with no plateau observed China Ph3 data showed further weight loss benefit from W34 to W52 US efficacy data aligned with China Ph3 results US Ph2 data further supported CX11's clinical meaningful weight-loss effects, consistent with China Ph3 data 2

14 CX11 Observed to Deliver Weight Loss Effects Across all Doses in US Ph2 and China Ph3 Trials CX11 U.S. Ph2 VCT220 (CX11) China Ph3 Orforglipron ATTAIN-1 Dose 120 mg 160 mg 200 mg Slow 200 mg Fast 120 mg 160 mg 6 mg 12 mg 36 mg Dosing duration 36 Weeks 52 Weeks 72 Weeks Sample Size (N) 51 50 49 50 280 280 723 725 730 Weight Loss1% -9.3% -11.5% -10.9% -10.3% -12.2% -12.4% -7.8% -9.3% -12.4% Competitive Efficacy Data CX11 achieved ~11.5% WL at W36 in U.S. Ph2, and 12.4% WL at W52 in China Ph3, competitive with leading oral GLP-1 benchmark Durability U.S. Ph2 showed weight loss remained on a downward trajectory at W36, while China Ph3 provided a 52-week efficacy anchor Source: Wharton 2025 NEJM Orforglipron data For illustrative purposes only, and not a head-to-head trial. You should not place undue reliance on this comparison as actual results may materially differ. Differences exist between trial designs and subject characteristics, and strong caution should be exercised when comparing data across unrelated studies. 1. All in efficacy estimand

CX11 Has Continued to Demonstrate Generally Favorable Safety & Tolerability Data

GI AE Profile



33%
34%
33%
34%
11%
12%
12%
14%
16%
4%
10%
12%
6%
4%
2%
12%
8%
10%
4%
2%
Nausea
Vomiting
Diarrhea
Constipation
Placebo
120mg
160mg
200mg Slow
200mg Fast

Summary of AE leading to Treatment Discontinuation

	CX11 120 mg (N=51)	CX11 160 mg (N=50)	CX11 200 mg Slow (N=49)	CX11 200 mg Fast (N=50)	All CX11 (N=200)	Placebo (N=46)
Any TEAE leading to treatment discontinuation	5 (9.8%)	4 (8.0%)	4 (8.2%)	3 (6.0%)	16 (8.0%)	2 (4.3%)
Any GI TEAE leading to treatment discontinuation	5 (9.8%)	3 (6.0%)	2 (4.1%)	0	10 (5.0%)	1 (2.2%)

Generally Favorable GI AE profile

- Lower incidence rates, especially vomiting vs oral GLP-1 class
- All GI AEs were mild or moderate
- GI events peaked during titration, then diminished during maintenance period

Low Treatment Discontinuation

- Low treatment discontinuation due to GI AEs
- GI-related discontinuation rate appeared not to correlate to dose increases

No hepatic safety signals to-date

- LFT profile consistent with approved GLP-1 RAs[1] and manageable
- No Hy's Law cases to-date

COMMERCIAL IMPLICATION

Chronic obesity therapy success depends not only on efficacy, but **on tolerability leading to treatment persistency**. A favorable GI AE profile is a meaningful driver of real-world adherence[2]

CORXEL

1. No head-to-head clinical trials have been conducted. Differences exist between trial designs and subject characteristics, and strong caution should be exercised when comparing data across unrelated studies.
2. JAMA Netw Open. 2025 Jan 31;8(1):e2457349. doi: 10.1001/jamanetworkopen.2024.57349

15

GI AE Incidence Rate Over 36 Weeks 16

ALT: Alanine Transaminase; AST, aspartate aminotransferase; LFT: liver functional test; TBIL, total bilirubin; ULN, upper limit of normal Source: Wharton 2025 NEJM Orforglipron data For illustrative purposes only, and not a head-to-head trial. You should not place undue reliance on this comparison as actual results may materially differ. Differences exist between trial designs and subject characteristics, and strong caution should be exercised when comparing data across unrelated studies. 17 LFT Excursions Have Been Similar to Those Observed in Orforglipron ATTAIN-1 CX11 U.S. Ph2 W36 Orforglipron ATTAIN-1 CX11 120 mg (N=51) CX11 160 mg (N=50) CX11 200 mg Slow (N=49) CX11 200 mg Fast (N=50) CX11 200 mg Total (N=99) All CX11 (N=200) Placebo (N=46) All Orforglipron (N=2139) All Placebo (N=929) ALT > 3x ULN 1 (2.0%) 2 (4.0%) 0 4 (8.0%) 4 (4.0%) 7 (3.5%) 0 2.5% 2.3% > 5x ULN 0 0 0 1 (2.0%) 1 (1.0%) 1 (0.5%) 0 0.9% 0.9% >10x ULN 0 0 0 0 0 0 0 0.3% 0.1% AST > 3x ULN* 1 (2.0%) 1 (2.0%) 1 (2.0%) 0 1 (1.0%) 3 (1.5%) 1 (2.2%) 1.0% 1.0% > 5x ULN# 0 0 0 0 0 0 0 0.4% 0.3% >10x ULN 0 0 0 0 0 0 0 0.1% 0 TBIL > 2x ULN 0 0 1 (2.0%) 0 1 (1.0%) 1 (0.5%) 0 N/A N/A Hy's law 0 0 0 0 0 0 0 0.1% 0

Liver Safety Profile from Over 1,500 Patients and DILIsym No clinically relevant hepatotoxicity signals were predicted for CX11 monotherapy for any of the up-titration dosing regimens In MASLD/MASH patients, DILIsym simulations did not indicate clinically meaningful hepatotoxicity for CX11 monotherapy 18 No Liver Safety Signal Identified In Clinical Data to-date A meaningful reduction in ALT and AST levels was observed among the enrolled patients Total of >1,500 subjects dosed with CX11 in the completed and ongoing studies have showed no hepatic safety signal as of Sep 30, 2026 No Clinically Relevant Hepatotoxicity Up to 300 MG by DILIsym ALT: Alanine Transaminase; AST, aspartate aminotransferase; LFT: liver function tests; MASLD/MASH: metabolic dysfunction-associated steatotic liver disease

19 CX11 US Ph2 Results Reinforce a Differentiated Drug Profile Competitive orfor-like efficacy data observed • Up to ~11.5% weight loss at Week 36 among US obesity patients1 • Weight loss remained on a downward trajectory at Week 36, without plateau • Efficacy data consistent with the China Ph3 data Rich datasets to support initiation of global Phase 3 trial • U.S. Phase 2 data anchors our global Phase 3 strategy, complemented by extensive independent China Phase 2 and Phase 3 datasets • We believe that the current data package supports continued advancement of the global development • Phase 3 planning by our US and Europe teams incorporates operational learnings from U.S. Phase 2 Favorable GI tolerability and favorable safety profile • All treatment related GI AEs have been mild to moderate, most occurred during titration • Markedly lower vomiting incident rate vs. oral GLP-1 class1 • Only 5% discontinuation due to GI AEs across all CX11-cohorts • No hepatic safety signal observed to-date 1. No head-to-head clinical trials have been conducted. Differences exist between trial designs and subject characteristics, and strong caution should be exercised when comparing data across unrelated studies.

CX11 (VCT220) China Phase 3 Obesity Trial Design


VCT220 China Phase 3 Obesity Trial[1] Design
Obesity Patients
BMI ≥28 kg/m² or 28 kg/m² > BMI ≥24 kg/m² with at least 1 weight-related comorbidity
Screening
Randomization N=840, 1:1:1
Placebo QD - N=280
VCT220 QD - N=560
Safety follow up (4 weeks)
w0
w2
w4
w6
w8
w10
w12
w16
w26
w52
Dosing continued
Dosing continued
Cohort 1 120 mg N=280
20mg
40mg
80mg
120mg
Cohort 2 160 mg N=280
20mg
40mg
80mg
120mg
160mg
End of Treatment at w52

BMI, body mass index; QD, once daily
1. Trial was conducted by Vincentage and clinical data shown has been provided by Vincentage.

CORXEL

20

Enrolled a Much Lower BMI Population vs Comparable Oral GLP-1 RA trials VCT220 (CX11) China Ph3 Orfor Ph3 (ATTAIN-1)1 Oral Sema Ph3 (OASIS-4)2 Aleni Ph2b (ACCESS II)3 Dose Cohort 120 mg 160 mg Placebo 12 mg 36 mg Placebo 25mg Placebo 120-240mg Placebo Sample Size N=280 N=280 N=278 N=725 N=730 N=949 N=205 N=102 N=61 N=12 Body Weight (kg) 89.3 89.1 90.6 102.2 103.1 103.9 106.4 104.8 116.2 104.3 BMI (kg/m2) 31.7 31.7 31.9 36.7 36.9 37.1 37.5 37.8 39.9 36.8 Female % 49% 49% 49% 64% 64% 64% 76% 85% 62% 67% Much Lower BMI BMI: body mass index; RA: receptor agonist For illustrative purposes only, and not a head-to-head trial. You should not place undue reliance on this comparison as actual results may materially differ. Source: 1. N Engl J Med . 2025 Nov 6;393(18):1796-1806; 2. N Engl J Med . 2025 Sep 18;393(11):1077-1087; 3. Structure Therapeutics Company Presentation Mar.16th, 2026 21

83.8 63.2 31.6 13.2 82.1 61.9 36.3 16.1 22.1 8.7 1.7 0.4 0 20 40 60 80 100 >= 5% >= 10% >= 15% >= 20% 120 mg 160 mg Placebo China Phase 3 Trial Demonstrated Significant Weight Loss -16 -14 -12 -10 -8 -6 -4 -2 0 Least Squares Mean Change (%) 120 mg Placebo -12.2% -12.4% -1.3% (-13.1 to -11.2) (-13.3 to -11.4) (-2.2 to -0.3) ≥5% ≥15% ≥10% ≥20% Percentage of Participants (%) In both cohorts, mean BMI dropped below 28kg/m2 from 31.7kg/m2 baseline 160 mg Both 120 mg and 160 mg CX11 delivered >12% weight loss at 52 weeks 1. Using efficacy estimand 2. Data as of May 2026 22 Week 52 weight loss1 (%) Weight loss responder rate1 (%) at Week 52 P<0.001 P<0.001 P<0.001 P<0.001 P<0.001 P<0.001 P<0.001 P<0.001

Low Discontinuation Rate, No Severe Nausea and Vomiting Cases N (%) VCT220 (CX11) 120 mg N=280 (%) VCT220 (CX11) 160 mg N=280 (%) Placebo N=278 (%) Any TRAE leading to treatment discontinuation 5 (1.8) 5 (1.8) 1 (0.4) GI AE leading to treatment discontinuation 2 (0.7) 4 (1.4) 0 Nausea 114 (40.7) 128 (45.7) 17 (6.1) Vomiting 89 (31.8) 106 (37.9) 9 (3.2) Diarrhea 60 (21.4) 75 (26.8) 32 (11.5) Constipation 5 (1.8) 6 (2.1) 10 (3.6) GI AE predominately occurred during titration: all nausea & vomiting cases were either Grade 1 (>90%) or Grade 2 (<10%) Low constipation rate indicates less anti-emetic usage No heart- or liver- related AEs that led to treatment discontinuation 1 2 3 Maintenance Doses Achieved at ≤8 weeks of Titration 23 TRAE: treatment-related adverse event; GI AE: gastrointestinal adverse events Data as of May 2026

GI-AEs were Mostly Mild or Moderate, and Resolved After Reaching Maintenance 0 5 10 15 20 25 30 35 40 Week 0 W4 W8 W12 W16 W20 W24 W28 W32 W36 W40 W44 W48 W52 W56 Nausea - 160mg Vomiting - 160mg Nausea - 120mg Vomiting - 120mg Subject with event(s) % VCT220 (CX11) Phase 3 GI AE prevalence over time reach 120mg reach 160mg Nausea Vomiting N=280, for each study cohort 120mg 160mg 120mg 160mg Cumulative GI-AE Prevalence (w56) by Severity 2 Grade 1 38.2% 40.7% 27.9% 34.3% Grade 2 2.5% 5.0% 3.9% 3.6% Grade 3 - - - - GI AE: gastrointestinal adverse events 1. Other GI AEs reported mainly include bloating and reflux, all of which are grade 1-2 among the treatment cohorts 2. Severity grade by Common Terminology Criteria for Adverse Events (CTCAE) version 5.0, all cumulative events recorded 3. Data as of May 2026 24

No Hepatic Safety Signal Identified in China Ph3 36.3 34.3 36.1 24.7 22.9 33.9 0 10 20 30 40 50 120 mg 160 mg PBO ALT (U/L) W0 W52 24.5 24.3 24.4 21.9 20.2 24.8 0 10 20 30 40 50 120 mg 160 mg PBO AST (U/L) W0 W52 ALT Change Over Time in CX11 China Ph3 AST Change Over Time in CX11 China Ph3 120 mg (N=280 ) 160 mg (N=280) All Placebo (N=278) 6 – 36 mg (N=2139) All Placebo (N=929) ALT ≥3x ULN 5 (1.8%) 3 (1.1%) 9 (3.2%) 2.5% 2.3% ≥5x ULN 1 (0.4%) 0 3 (1.1%) 0.9% 0.9% ≥10x ULN 0 0 0 0.3% 0.1% TBIL Hy's law 0 0 0 0.1% 0 VCT220 (CX11) China Ph3 52 weeks Orforglipron Ph3 ATTAIN-1 72 weeks CX11 demonstrated generally favorable hepatic safety profile through 52 weeks of treatment in both dose groups, with liver enzyme levels showing a downward trend over time and no drug-induced liver injury observed. ALT: Alanine Transaminase; ULN: upper limit of normal; TBIL: total bilirubin; AST: aspartate aminotransferase Source: Wharton 2025 NEJM Orforglipron data. For illustrative purposes only, and not a head-to-head trial. Differences exist between trial designs and subject characteristics, and strong caution should be exercised when comparing data across unrelated studies. Data as of May 2026 25

CX12: Oral amylin program

27 CX12 (CXL1125) - an in-house developed small molecule amylin RA Differentiated in vitro potency, robust in vivo results compared with eloralintide Eloralintide1 CXL1125 hAMY1R 0.109 0.033 hAMY3R 0.281 0.118 hCTR 1.899 0.201 EC50 in cAMP assay (nM) 2 3 4 5 6 7 8 9 10 11 12 13 14 16 17 18 19 20 21 22 23 24 25 26 27 28 -15 -10 -5 0 Day post dosing Body weight change (%) 1 Vehicle, PO, QD, n=7 Eloralintide, 30 nmol/kg, SC, QD, n=7 CXL1125, 5 mg/kg, PO, QD, n=7 CXL1125, 15mg/kg(Day1-15) + 30mg/kg(Day16-29), PO, QD, n=7 15 -0.9% -10.6% -13.0% -10.7% • 5mg/kg CXL1125 showed comparable BW reduction (~11%) to injectable eloralintide • 15/30 mg/kg CXL1125 showed increased results (13.0%) compared to 5 mg/kg, without negative safety signals CXL1125 dose increased from 15 mg/kg to 30 mg/kg on Day 15 -14 -12 -10 -8 -6 -20 0 20 40 60 80 100 120 Log concentration, M hAMY1R % cAMP activation Eloralintide CXL1125 Comparable weight loss as eloralintide in DIO rats Superior in vitro functional activity of CXL1125 DIO: diet-induced obesity; BW: body weight; SC: subcutaneous; PO: oral; QD: once daily 1. H2H measurement

28 Favorable PK demonstrated potential for oral QD dosing IND enabling studies ongoing, targeting IND H1 2027 0 4 8 12 16 20 24 0.1 1 10 100 1000 10000 CXL1125 plasma concentration-time profiles after single administration in rat (n=3) Time (hr) Plasma concentration (ng/mL) CXL1125, 1 mg/kg, i.v CXL1125, 6 mg/kg, p.o PK parameters CXL1125, 1 mpk, IV CL (mL/min/kg) 17.0 Vss (L/kg) 2.0 T1/2 (hr) 2.0 AUClast (hr*ng/mL) 960 AUCINF (hr*ng/mL) 1005 PK parameters CXL1125, 6 mpk, PO Tmax (hr) 2.0 Cmax (ng/mL) 188 T1/2 (hr) 12.1 AUClast (hr*ng/mL) 2297 AUCINF (hr*ng/mL) 3102 CX12 (CXL1125) demonstrated favorable PK supporting potential QD dosing IV PO CL: clearance; IV: intravenous; PO: oral; Vss: volume distribution at steady state

Transaction Overview

Transaction Overview

Pro Forma Valuation & Ownership (In Millions, Except per Share Values)

Transaction Overview

- Amanat Acquisition Corp to combine with Corxel Pharmaceuticals, Inc. at an implied $200 million pre-money equity value ("PubCo")(1)
- $75 million in trust
- Targeting a $300 million PIPE
- Placement Agents: Leerink Partners, Evercore, Guggenheim Securities, LifeSci Capital

Illustrative Pro Forma Valuation

Share Price(6)	$10.20
Pro Forma Shares Outstanding (Fully Diluted)	58.695
Equity Value	**$599**
Plus: Debt	–
Less: Pro Forma Cash	(371)
Enterprise Value	**$228**

Components of Pro Forma Equity Value

Corxel Rollover Equity(1)	$200
AMAN Sponsor Equity(3)	22
AMAN Public Shareholder Equity(4)	77
PIPE Purchaser Equity	300
Total Equity Value	**$599**

Pro Forma Cash Summary

Estimated Corxel Cash at Close(2)	$24
Cash from PIPE Financing	300
AMAN Cash at Close(5)	77
Estimated Transaction Expenses	(30)
Total	**$371**

Pro Forma As-Converted Ownership (Assuming No Redemptions)(7)



3.7%
33.4%
50.1%
12.8%
Corxel Rollover Equity
SPAC Shareholder Equity
PIPE Investor Equity
Sponsor Equity

1. Pre-money equity value; unvested and unallocated option/RSU/PSU pool and potential equity milestones to be paid to Vincentage in 1H 2027 upon phase 3 trial initiations will not be included in determining the number of fully diluted shares. Corxel Pharmaceuticals Limited ("Corxel Cayman") expects to receive its merger consideration in the form of PubCo common stock, representing 9.99% of PubCo's outstanding common stock immediately following the closing of the Proposed Business Combination, with the remainder of the merger consideration in the form of pre-funded warrants to purchase PubCo common stock ("PFWs"). Corxel Cayman intends to distribute such PubCo securities received as merger consideration to its shareholders at some point following the closing of the Proposed Business Combination or retain for a period of time.
2. Assumed close during the first half of 2027.
3. Includes 1.875 million founder shares and 300,000 private placement shares purchased concurrently with the AMAN IPO at $10.00 per share.
4. Reflects $75 million held in the AMAN Trust Account as of 08/07/26 and assuming no redemptions at closing. The actual amount of cash in the AMAN Trust Account is subject to change depending on actual interest earned.
5. Includes $75 million held in the AMAN Trust Account and ~$1.7 million of interest earned as of 08/07/26
6. Share price is illustrative. To equal the estimated SPAC redemption price at closing, which is dependent upon actual interest earned in the trust account by deal close.
7. Calculated on a fully diluted basis. Equity figures include ~4.3 million shares and PFWs to purchase ~15.3 million shares corresponding to Corxel rollover equity, 7.5 million AMAN public shares, 2.175 million shares held by the Sponsor prior to the merger close, and ~29.4 million shares issued in the concurrent PIPE.

CORXEL

Appendix

DDI: CX11 Victim Drug Profile Relative to That Of Orforglipron

	Lilly Foundayo™ (Orforglipron)	CORXEL CX11
CYP Enzymes responsible for metabolism	CYP3A4 (79%)[a]	CYP3A4 (72%); CYP2D6 (11%); CYP2C8 (17%)[b]
Hepatic transporter substrate (OATP1B1/3)	**YES**	**NO**
Strong Inhibitor (CYP3A4)	↑ 3.5-fold (AUC)	↑ 1.9-fold (AUC)
Moderate Inhibitor (CYP3A4)	↑ 2-fold (AUC)[c]	TBD
Strong Inducer (CYP3A4)	↓ 5.6-fold (AUC)	↓ 1.8-fold (AUC)
Moderate Inducer (CYP3A4)	↓ 2.6-fold (AUC)[c]	TBD
Effect of OATP1B1 Inhibitor	↑ 2.6-fold (AUC)	No Change
Label Text	• *Dose cap with strong CYP3A4 inhibitors* • Avoid strong CYP3A4 inhibitors that also inhibit OATP1B • Avoid strong CYP3A4 inducers • Monitor effectiveness with moderate CYP3A4 inducers	• Strong inhibitor and strong inducer effects are less than Foundayo™ changes with moderate inhibitors

a – FDA's PBPK model review optimized the effective fm,CYP3A to 79% to reproduce the observed clinical DDI
b – CX11 CYP contributions are percentage of hepatic CYP-mediated metabolism; CYP3A4's contribution could be overestimated if non-CYP hepatic pathways (e.g., glucuronidation) also contribute to total clearance. The clinical strong CYP3A4 inhibitor DDI result demonstrates CYP3A4 accounts for at least ~50% of total clearance.
c – Simulated using PBPK model

CORXEL

32

33 CX11 US Ph2 Week 36 Proportion of Participants Achieving Weight Loss (%) 1. Analysis include all randomized subjects, excluding subjects with early treatment discontinuation (EOT), protocol deviations affecting efficacy, major non-compliance (e.g., consecutive IP interruption ≥2 weeks or IP compliance rate <95%). Body Weight Reduction at Week 36 under efficacy estimand1 81% 45% 14% 2% 89% 66% 16% 2% 88% 50% 20% 4% 85% 53% 15% 2% 44% 12% 0% 0% 0% 20% 40% 60% 80% 100% ≥ 5% ≥ 10% ≥ 15% ≥ 20% 120 mg 160 mg 200 mg slow 200 mg fast pbo Percentage of Participants

Risk Factors (1 of 11) Certain factors may have a material adverse effect on our business, financial condition and results of operations. The risks and uncertainties described below are not the only ones we and the post-business combination public company will face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business. If any of the following risks actually occur, our business, financial condition, results of operations and future prospects could be adversely affected. In that event, you could lose all or part of your investment. All references in this section to "we", "our" or "us" refer both to the business of Corxel Pharmaceuticals, Inc. ("Corxel") prior to the consummation of the proposed business combination and to the business of the post-business combination public company and its subsidiaries, as applicable. The list below has been prepared solely for the purpose of the private placement transaction, and solely for potential private placement investors, and not for any other purpose. Accordingly, the list below is qualified in its entirety by disclosures contained in future documents filed or furnished with the Securities and Exchange Commission (the "SEC") by Corxel and Amanat Acquisition Corp ("AMAN") or otherwise with respect to Corxel and AMAN, including the documents filed or furnished in connection with the proposed transactions between Corxel and AMAN. The risks presented in such filings may differ significantly from and be more extensive than those presented below. Risks Related to Corxel's Business and Operations • Clinical and preclinical drug development involves a lengthy and expensive process with uncertain timelines and outcomes. The results of prior clinical trials and preclinical studies are not necessarily predictive of future results, which may not be favorable. Our product candidates may not receive marketing approval on a timely basis, or at all. • We do not know whether we will be able to develop any products of commercial value. • We currently depend on the success of our clinical-stage product candidates, and the failure of any of these programs would have a material adverse effect on our business, operating results and financial condition. • The marketing approval processes of the FDA and applicable foreign authorities are lengthy, time-consuming, expensive and inherently unpredictable, and if we are ultimately unable to obtain marketing approval for our product candidates, our business will be substantially harmed. • Any difficulties or delays in the commencement or completion, or termination or suspension, of our planned clinical trials could result in increased costs to us, delay or limit our ability to generate revenue and adversely affect our commercial prospects. • Enrollment and retention of patients in clinical trials is an expensive and time-consuming process and could be made more difficult or rendered impossible by multiple factors outside our control, which could adversely affect our business, operating results, financial condition and prospects. • Serious adverse events, undesirable side effects or other unexpected properties of our product candidates may be identified during development or after approval, which could lead to the discontinuation or failure of our clinical development programs, refusal by regulatory authorities to approve our product candidates or, if discovered following marketing approval, revocation of marketing authorizations or limitations on the use of our product candidates, any of which would limit the commercial potential of such product candidate. • Healthcare legislative reform measures may have a negative impact on our business, operating results and financial condition. • We may expend our limited resources to pursue a particular product candidate and fail to capitalize on product candidates or indications that may be more profitable or for which there is a greater likelihood of success. 34

Risk Factors (2 of 11) Risks Related to Corxel's Business and Operations (cont.) • We are conducting, and plan to conduct, some of our clinical trials outside of the United States. However, the FDA and other foreign equivalents may not accept data from such trials, in which case our development plans will be delayed, which could materially harm our business. • Preliminary, topline and interim data from our clinical trials that we announce or publish from time to time may change as more patient data become available and are subject to audit and verification procedures that could result in material changes in the final data. • Disruptions at the FDA and other government agencies caused by funding shortages, staffing limitations or global health concerns could hinder their ability to hire, retain or deploy key leadership and other personnel, or otherwise prevent new or modified products from being developed, approved or commercialized in a timely manner or at all, which could negatively impact our business. Risks Related to Corxel's Limited Operating History, Financial Position and Capital Requirements • We have a limited operating history and expect to incur significant operating losses for the foreseeable future. • We may never generate any revenue from product sales. • Raising additional capital may cause dilution to our shareholders, restrict our operations or require us to relinquish rights to our product candidates. Risks Related to Corxel's Reliance on Third Parties • Our existing collaborations are critical to our business. If we are unable to maintain these collaborations, or if these collaborations are not successful, our business could be adversely affected. • We rely on third parties for the manufacture of our product candidates for preclinical and clinical development and expect to continue to do so for the foreseeable future. This reliance on third parties increases the risk that we will not have sufficient quantities of our product candidates or products or such quantities at an acceptable cost, which could delay, prevent or impair our development or commercialization efforts. • We may not be able to successfully establish manufacturing capabilities and infrastructure to supply our requirements of product candidates for use in clinical trials and for commercial sale, and we may encounter difficulties successfully manufacturing our product candidates. • We currently source certain drug components from suppliers located in China. Although we believe alternative suppliers are available outside China, transitioning suppliers could require additional time, qualification work and expense and could disrupt our operations. • We intend to rely on third parties to conduct, supervise and monitor our preclinical studies and clinical trials. If those third parties do not satisfactorily carry out their contractual duties or fail to meet expected deadlines, our development programs may be delayed or subject to increased costs, each of which may have an adverse effect on our business and prospects. • If we or our collaborators do not achieve our product development or commercialization objectives in the time frames we expect, we may not receive milestone, royalty or profit payments, and we may not be able to conduct our operations as planned. • Reliance on third parties requires us to share our trade secrets, which increases the possibility that a competitor will discover them or that our trade secrets will be misappropriated or disclosed. 35

Risk Factors (3 of 11) Risks Related to Corxel's Reliance on Third Parties (cont.) • Confidentiality agreements with employees and third parties may not prevent unauthorized disclosure of trade secrets and other proprietary information. • The manufacture of some of our product candidates is complex and we may encounter difficulties in production, particularly with respect to scaling up our manufacturing capabilities. If we encounter such difficulties, our ability to provide supply of those product candidates for commercialization and clinical trials could be delayed or stopped. Risks Related to Commercialization of Corxel's Product Candidates • Even if we receive marketing approval for any product candidate, we will be subject to ongoing regulatory obligations and continued regulatory review, which may result in significant additional expense. Additionally, our product candidates, if approved, could be subject to labeling and other restrictions on marketing or withdrawal from the market, and we may be subject to penalties if we fail to comply with regulatory requirements or if we experience unanticipated problems with our product candidates, when and if any of them are approved. • Even if our current or future product candidates receive marketing approval, they may fail to achieve market acceptance by physicians, patients, third-party payors or others in the medical community necessary for commercial success. • Coverage and adequate reimbursement may not be available for our current or any future product candidates, which could make it difficult for us to sell profitably, if approved. • We face substantial competition, which may result in others discovering, developing or commercializing products before or more successfully than us. • If the market opportunities for any of our product candidates are smaller than we estimate, even assuming approval of a product candidate, our revenue may be adversely affected, and our business may suffer. • We currently have no marketing and sales organization and have no experience as a company in commercializing products, and we may invest significant resources to develop these capabilities. If we are unable to establish marketing and sales capabilities or enter into agreements with third parties to market and sell our products, we may not be able to generate product revenue. • Our future growth may depend, in part, on our ability to commercialize products in foreign markets, where we would be subject to additional regulatory burdens and other risks and uncertainties. Risks Related to Corxel's Business Operations and Industry • We are highly dependent on the services of our senior management team, and if we are not able to retain these members of our management team and recruit and retain additional management, clinical and scientific personnel, our business will be harmed. • If we engage in future acquisitions or strategic collaborations, this may increase our capital requirements, dilute our shareholders, cause us to incur debt or assume contingent liabilities and subject us to other risks. • Our operating results may fluctuate significantly, which makes our future operating results difficult to predict and could cause our operating results to fall below expectations or any guidance we may provide. 36

Risk Factors (4 of 11) Risks Related to Corxel's Business Operations and Industry (cont.) • We will need to expand our organization, and we may experience difficulties in managing this growth, which could disrupt our operations. • Our relationships with customers, physicians, and third-party payors may be subject, directly or indirectly, to federal and state healthcare fraud and abuse laws, false claims laws, other healthcare laws and regulations and health data privacy and security laws and regulations, contractual obligations and self-regulatory schemes. If we are unable to comply, or have not fully complied, with such laws, we could face substantial penalties. • If we or our third-party manufacturers use hazardous and biological materials in a manner that causes injury or violates applicable law, we may be liable for damages. • Our business could be affected by litigation, government investigations and enforcement actions. • Product liability lawsuits against us could cause us to incur substantial liabilities and could limit commercialization of any product candidate that we may develop. • Our insurance policies are expensive and protect us from only some business risks, which will leave us exposed to significant uninsured liabilities. • Our business and the business or operations of third parties with whom we conduct business could be adversely affected by the effects of health epidemics in regions where we or third parties on which we rely have business operations. • If our information technology systems or those of third parties with whom we work, or our data, are or were compromised, we could experience adverse consequences resulting from such compromise, including regulatory investigations or actions, litigation, fines and penalties, disruptions of our business operations, reputational harm, loss of revenue or profits, and other adverse consequences. • Our employees, principal investigators, CROs, consultants and other commercial partners may engage in misconduct or other improper activities, including non-compliance with regulatory standards and requirements and insider trading. • Governments outside the United States tend to impose strict price controls, which may adversely affect our revenues, if any. • We and the third parties with whom we work are subject to stringent and evolving U.S. and foreign laws, regulations, and rules, contractual obligations, industry standards, policies and other obligations related to data privacy and security. Our (or the third parties with whom we work) actual or perceived failure to comply with such obligations could lead to regulatory investigations or actions, litigation (including class claims) and mass arbitration demands, fines and penalties, disruptions of our business operations, reputational harm, loss of revenue or profits, loss of customers or sales, and other adverse business consequences. • Public opinion and scrutiny of treatments for obesity, overweight and type 2 diabetes may impact public perception of our company and product candidates, or may adversely affect our ability to conduct our business and our business plans. 37

Risk Factors (5 of 11) Risks Related to Corxel's Intellectual Property • If we are unable to obtain and maintain sufficient intellectual property protection for our technology and product candidates that we are developing or may develop in the future, or if the scope of the intellectual property protection obtained is not sufficiently broad, our competitors or other third parties could develop and commercialize products similar or identical to ours, and our ability to successfully develop and, if approved, commercialize our product candidates may be adversely affected. • If we do not obtain sufficient patent terms to protect our competitive position on our product candidates for an adequate amount of time, our business may be materially harmed. • Obtaining and maintaining our patent protection depends on compliance with various procedural, document submission, fee payment, and other requirements imposed by governmental patent agencies, and our patent protection could be reduced or eliminated for noncompliance with these requirements. • Issued patents covering our product candidates could be found invalid or unenforceable if challenged in court. • We may not identify relevant third-party patents or may incorrectly interpret the relevance, scope or expiration of a third-party patent, which might adversely affect our ability to develop and market our products. • Third parties may initiate legal proceedings alleging that we are infringing, misappropriating or otherwise violating their intellectual property rights, the outcome of which would be uncertain and could have a negative impact on the success of our business. • We may become involved in lawsuits to protect or enforce our patents or other intellectual property rights, or the patents or other intellectual property rights that we have rights to enforce, which could be expensive, time-consuming, and unsuccessful. • Because of the expense and uncertainty of litigation, we may not be in a position to enforce our intellectual property rights against third parties. • Changes in U.S. patent law or the patent law of other countries or jurisdictions could diminish the value of patents in general, thereby impairing our ability to protect our product candidates. • Patent reform legislation could increase the uncertainties and costs surrounding the prosecution of our patent applications or those of our current or future licensors and the enforcement or defense of our issued patents or those of our current or future licensors. • We may not be able to protect our intellectual property rights throughout the world, which could impair our business. • If we are unable to protect the confidentiality of our trade secrets, our business and competitive position would be harmed. • We may be subject to claims that our employees, consultants or independent contractors have wrongfully used or disclosed confidential information or alleged trade secrets of their former employers or other third parties. • We may be subject to allegations challenging the inventorship or ownership of our patents and other intellectual property. • If our trademarks and trade names are not adequately protected, then we may not be able to build name recognition in our markets of interest and our business may be adversely affected.

Risk Factors (6 of 11) Risks Related to Corxel's Intellectual Property (cont.) • We rely on one or more in-licenses from third parties. If we lose these rights, our business may be materially adversely affected, and if we fail to comply with our obligations under any license, collaboration or other agreements, such agreements may be terminated, we may be required to pay damages and could lose intellectual property rights that are necessary for developing and protecting our product candidates. • We may not be able to license or acquire new or necessary intellectual property rights or technology from third parties. • Our technology licensed from various third parties may be subject to retained rights. Intellectual property discovered through government-funded programs may be subject to federal regulations such as "march-in" rights, certain reporting requirements and a preference for U.S.-based companies. • Intellectual property rights do not necessarily address all potential threats to our competitive advantage.

Risk Factors (7 of 11) Certain factors may have a material adverse effect on our business, financial condition and results of operations. The risks and uncertainties described below are not the only ones we and the post-business combination public company will face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business. If any of the following risks actually occur, our business, financial condition, results of operations and future prospects could be adversely affected. In that event, you could lose all or part of your investment. All references in this section to "we", "our" or "us" refer both to the business of Corxel Pharmaceuticals, Inc. ("Corxel") prior to the consummation of the proposed business combination and to the business of the post-business combination public company and its subsidiaries, as applicable. The list below has been prepared solely for the purpose of the private placement transaction, and solely for potential private placement investors, and not for any other purpose. Accordingly, the list below is qualified in its entirety by disclosures contained in future documents filed or furnished by Corxel and Amanat Acquisition Corp ("AMAN") or otherwise with respect to Corxel and AMAN, with the Securities and Exchange Commission (the "SEC"), including the documents filed or furnished in connection with the proposed transactions between Corxel and AMAN. The risks presented in such filings may differ significantly from and be more extensive than those presented below. Risks Related to the Business Combination • The consummation of the Business Combination is subject to a number of conditions, and if those conditions are not satisfied or waived, the Business Combination may not be completed. • The proposed Business Combination is subject to review, approvals and oversight by governmental and regulatory authorities in multiple jurisdictions, and any delays in obtaining, failure to obtain, or the imposition of burdensome conditions in connection with such approvals could delay, adversely affect or prevent the consummation of the proposed Business Combination. • Some of AMAN's, Corxel's or the post-closing combined company's officers and directors may have conflicts of interest that may influence them to approve the proposed Business Combination without regard to your interests. • Certain financing arrangements or capital contributions may involve existing shareholders, affiliates or related parties. Actual or perceived conflicts of interest could adversely affect investor confidence, require additional disclosure or result in additional governance requirements. • AMAN's directors and officers may have interests in the proposed Business Combination different from the interests of AMAN, Corxel, the post-closing combined company. • There can be no assurance that Corxel and AMAN will be able to raise sufficient capital through the proposed financing transactions, including the proposed PIPE Investment, any capital contribution provided by or on behalf of Corxel or its affiliates in connection with the proposed Business Combination (the "Capital Contribution"), and any related backstop arrangements, to consummate the proposed Business Combination or to adequately fund the post-closing combined company's operations and development plans. • The proposed Business Combination will be subject to a minimum cash closing condition of at least $200.0 million (which may be satisfied through any combination of the proposed PIPE Investment, AMAN's trust account and the Capital Contribution, prior to payment of transaction expenses). If AMAN is unable to close certain financing transactions and sufficient shareholders exercise their redemption rights such that there are insufficient cash proceeds available from AMAN's trust account and the financing transactions, then AMAN may lack sufficient funds to consummate the proposed Business Combination. • The consummation of the proposed PIPE Investment is conditioned on the closing of the proposed Business Combination, and the closing of the proposed Business Combination will be subject to a number of closing conditions, some of which will be outside of Corxel and AMAN's control, including approval by the shareholders of AMAN. • A portion of the total outstanding shares of the post-closing combined company is expected to be restricted from immediate resale but may be sold into the market in the near future. 40

Risk Factors (8 of 11) Risks Related to the Business Combination (cont.) • Sales of a substantial number of shares of the post-closing combined company's common stock in the public market by existing shareholders could cause the post-closing combined company's share price to decline, even if Corxel's business is doing well. • AMAN's shareholders will experience immediate dilution due to (i) the issuance of securities to existing Corxel security holders and investors in the proposed PIPE Investment in connection with the proposed Business Combination, and (ii) additional sources of dilution upon exercise or conversion of securities that will be issued in connection with or following the proposed Business Combination (for instance, any securities issued in connection with the post-closing combined company equity plan or employee share purchase plan), in each case potentially entitling recipients of such securities to a significant voting stake in the post-closing combined company. • If AMAN does not consummate an initial business combination within the combination period (24 months from the closing of the Initial Public Offering, currently May 19, 2028, the "Combination Period"), as may be extended at the option of Amanat Sponsor Holdings LLC (the "Sponsor"), its public shareholders may receive only their pro rata portion of the funds in AMAN's trust account that are available for distribution to its public shareholders. • There are no assurances that AMAN will be able to complete the proposed Business Combination prior to the expiration of the Combination Period. • Corxel's or the post-closing combined company's stockholders cannot be certain of the value of the merger consideration they will receive until the closing of the proposed Business Combination. • Because there are no current plans to pay cash dividends on the common stock of the post-closing combined company for the foreseeable future, you may not receive any return on investment unless you sell your AMAN Class A ordinary shares (Nasdaq: AMAN) or the common stock of the post-closing combined company at a price greater than what you paid for it. • AMAN, Corxel and the post-closing combined company expect to incur substantial transaction fees and costs in connection with the proposed Business Combination and the integration of their businesses. • The costs related to the proposed Business Combination could be significantly higher than currently anticipated. • The post-closing combined company will remain subject to significant future payment obligations, including milestone payments, royalties and other amounts payable under agreements such as the Vincentage license agreement. Such obligations may reduce available cash, require additional financing or otherwise adversely affect the post-closing combined company's liquidity, financial condition and operating flexibility. • AMAN's, Corxel's or the post-closing combined company's business and operations could be negatively affected, or the proposed Business Combination may be delayed or prevented from being completed, if they become subject to any securities litigation or shareholder activism. • In connection with the proposed Business Combination, the Sponsor (Amanat Sponsor Holdings LLC) and AMAN's directors, executive officers, advisors and their respective affiliates may elect to purchase Class A ordinary shares of AMAN from public shareholders, which may reduce the public "float" of AMAN's Class A ordinary shares. • The Nasdaq Stock Market LLC may delist AMAN's Class A ordinary shares (Nasdaq: AMAN) from its exchange prior to the closing of the Business Combination or Nasdaq may not list the post-closing combined company's securities on its exchange, including the shares issued in connection with the proposed PIPE Investment, which could limit investors' ability to make transactions in the post- closing combined company's securities and subject the post-closing combined company to additional trading restrictions. 41

Risk Factors (9 of 11) Risks Related to the Business Combination (cont.) • The securities issued in the proposed PIPE Investment will not initially be registered with the SEC, and prior to such registration cannot be transferred or resold except in a transaction exempt from or not subject to the registration requirements of the Securities Act and applicable state securities laws. • There can be no assurance that the post-closing combined company will be able to comply with Nasdaq's continued listing standards. • Following the closing of the proposed Business Combination, an active trading market for the common stock of the post-closing combined company may not be available on a consistent basis to provide stockholders with adequate liquidity. The share price may be extremely volatile and shareholders could lose a significant part of their investment. • If, following the proposed Business Combination, securities or industry analysts do not publish or cease publishing reports about the post-closing combined company, its business, or its market, or if they change their recommendations regarding the post-closing combined company's securities adversely, the price and trading volume of the securities of the post-closing combined company could decline. • The benefits of the proposed Business Combination may not be realized to the extent currently anticipated by AMAN, Corxel and the post-closing combined company, or at all. The ability to recognize any such benefits may be affected by, among other things, competition, the ability of the post-closing combined company to grow and manage growth profitably, maintain relationships with collaborators and suppliers and retain its management and key employees. If the proposed Business Combination's benefits do not meet the expectations of investors, shareholders or financial analysts, the market price of AMAN's or the post-closing combined company's securities may decline. • The post-closing combined company's future success will depend in part on its ability to establish and retain an effective management team, and any delays or difficulties in implementing the post- closing leadership structure could adversely affect its business, financial condition and results of operations. • The proposed Business Combination will result in changes to the composition of the board of directors of Corxel and the composition of the board of directors of the post-closing combined company, which may affect the strategy of the post-closing combined company. • The ability of AMAN, Corxel and the post-closing combined company to successfully effect the proposed Business Combination and to be successful thereafter will be dependent upon the efforts of certain key personnel, including Corxel's key personnel. The loss of key personnel could negatively impact the operations and profitability of the post-closing combined company and its financial condition could suffer as a result. • The post-closing combined company does not have experience operating as a public company subject to U.S. federal securities laws and may not be able to adequately develop and implement the governance, compliance, risk management and control infrastructure and culture required for a public company, including compliance with the Sarbanes Oxley Act • AMAN is currently an "emerging growth company" within the meaning of the Securities Act, and if the post-closing combined company takes advantage of certain exemptions from disclosure requirements available to emerging growth companies, this could make the securities of the post-closing combined company less attractive to investors and may make it more difficult to compare the post-closing combined company's performance with other public companies. • The requirements of being a public company may strain the post-closing combined company's resources, incur increased costs and distract its management, which could make it difficult to manage its business, particularly after the post-closing combined company is no longer an emerging growth company. 42

Risk Factors (10 of 11) Risks Related to the Business Combination (cont.) • Subsequent to the completion of the proposed Business Combination, the post-closing combined company may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition, results of operations and stock price, which could cause you to lose some or all of your investment. • As a private company, Corxel has not been required to document and test its internal controls over financial reporting nor has management been required to certify the effectiveness of its internal controls and its auditors have not been required to opine on the effectiveness of its internal control over financial reporting. As such, material weaknesses may be identified in Corxel's or the post-closing combined company's internal control over financial reporting that could lead to errors in the post-closing combined company's financial reporting, which could adversely affect the post-closing combined company's business and the market price of its securities. • If the post-closing combined company fails to maintain an effective system of disclosure controls and internal controls over financial reporting, its ability to produce timely and accurate financial statements or comply with applicable regulations could be impaired. • If the post-closing combined company's estimates or judgments relating to its critical accounting standards prove to be incorrect, or such standards change overtime, its results of operations could be adversely affected. • Because the post-closing combined company will become a publicly traded company by virtue of mergers in connection with the proposed Business Combination as opposed to an underwritten initial public offering, there are no underwriters involved in the process, which could result in less diligence being conducted on Corxel or the post-closing combined company than in an underwritten initial public offering. • AMAN's public shareholders can redeem some or all of the funds held in AMAN's trust account, and significant redemptions could materially impact the post-closing combined company's cash position and runway. • The ability of AMAN's public shareholders to exercise redemption rights with respect to a large number of AMAN's public shares may not allow the post-closing combined company to complete the most desirable business combination, fully fund Corxel's business plan, or changes thereto, or optimize the capital structure of the post-closing combined company. • Past performance by AMAN's management team or their affiliates, including their prior involvement with Tourmaline Bio, Zura Bio, Bitterroot Bio and Immunovant, or their respective business combination targets, may not be indicative of future performance of an investment in AMAN or the post-closing combined company. • The post-closing combined company's governing documents may include provisions that may discourage takeover attempts. • Corxel's operating and financial results, which were presented to the AMAN board of directors, may not prove accurate. • Activities taken by existing AMAN shareholders to increase the likelihood of approval of the proposed Business Combination proposal and the other proposals to be described in the proxy statement/prospectus that will be filed in connection with the proposed Business Combination could have a depressive effect on AMAN's share price. • Upon executing a definitive agreement with respect to the proposed Business Combination by and among Corxel, AMAN and the post-closing combined company, AMAN may be prohibited from entering into certain transactions that might otherwise be beneficial to it or its shareholders. 43

Risk Factors (11 of 11) Risks Related to the Business Combination (cont.) • The proposed Business Combination may be completed even though material adverse effects may result from the announcement of the proposed Business Combination, industry wide changes, and other causes. • Delays in completing the proposed Business Combination may substantially reduce the expected benefits of the proposed Business Combination. • Corxel has, and the post-closing combined company will have, broad discretion in the use of cash on hand and may not use it effectively. 44

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